UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

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☐Preliminary Proxy Statement

☐Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐Definitive Proxy Statement

☒Definitive Additional Materials

☐Soliciting Material under §240.14a-12

TIVITY HEALTH, INC.

(Name of registrant as specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy M Meeting Information Meeting Type: Annual Meeting For holders as of: March 23, 2020 Date: May 21, 2020 Time: 8:30 AM CDT Location: Tivity Health, Inc. Corporate Office 701 Cool Springs Boulevard Franklin, Tennessee 37067 Time: 8:30 AM CDT TIVITY HEALTH, INC.  Tivity Health, Inc.  C/O Computershare Investor Services  P.O. Box 43078  Providence, RI 02940  Investor Address Line 1  Investor Address Line 2  Investor Address Line 3  Investor Address Line 4  Investor Address Line 5  John Sample  1234 ANYWHERE STREET  ANY CITY, ON A1A 1A1 You are receiving this communication because you hold shares in the above named company.  This is not a ballot. You cannot use this notice to vote these shares.  This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).  We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Annual Report 2. Notice & Proxy Statement How to View Online Have the information that is printed in the box marked by the arrow following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy:  (located on the If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE:1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com *  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 07, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods  Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.  Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow  g available and follow the instructions.  Internal Use Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items The Board  of  Directors  recommends you vote FOR  the following:  1.    Election of  Directors Nominees 1A    Sara J. Finley  1B    Robert J. Greczyn, Jr.  1C    Peter  A.  Hudson, M.D.  1D    Beth M. Jacob  1E    Bradley  S.  Karro  1F   Benjamin A.  Kirshner  1G    Erin  L.  Russell  1H    Anthony M. Sanfilippo  1I    Daniel  G. Tully  The Board  of  Directors  recommends  you vote FOR  proposals 2.  and 3..  2.    To consider  and act  upon a non-binding, advisory vote  to  approve compensation of the  named  executive officers as disclosed in the  Proxy Statement.  3.    To ratify the  appointment  of PricewaterhouseCoopers LLP as the Company's  independent  registered public accounting  firm for the  fiscal  year ending December  31,  2020. NOTE:  To transact such other  business  as may properly come  before  the  meeting,  or  any adjournment or  postponement thereof.

Reserved for Broadridge Internal Control Information  NAME  THE COMPANY NAME INC. – COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE